Exhibit 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WAMU ASSET ACCEPTANCE CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR14 Group 1
Mortgage Loans
Preliminary Collateral Information As of 10/01/05

TOTAL CURRENT BALANCE	$784,431,423
TOTAL ORIGINAL BALANCE	$785,971,156

NUMBER OF LOANS	1,174

			Minimum		Maximum
AVG CURRENT BALANCE	$668,170		$73,516		$2,782,000
AVG ORIGNAL BALANCE	$669,481		$360,000		$2,782,000

WAVG GROSS COUPON	5.45%		4.10%		6.85%
WAVG GROSS MARGIN	2.57%		1.90%		3.10%
WAVG MAX INT RATE	10.45%		9.10%		12.75%

WAVG CURRENT LTV	66.80%		5.88%		95.00%

WAVG FICO SCORE	738		621		822

WAVG MONTHS TO ROLL	59	months	49	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	349	months	360	months
WAVG SEASONING	1	months	0	months	11	months

TOP STATE CONC	CA(67.86%),NY(6.88%),WA(3.60%)
MAXIMUM CA ZIPCODE	0.81%

FIRST PAY DATE			December 1,2004		November 1,2005

RATE CHANGE DATE			November 1,2009		October 1,2010

MATURE DATE			November 1,2034		October 1,2035

WaMuCapital Corp.
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	61	$30,624,464	3.90%
5/1 I/O CMT	786	541,710,764	69.06
5/1 I/O LIBOR	291	191,701,693	24.44
5/1 LIBOR	36	20,394,502	2.60
Total	1,174	$784,431,423	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—100,000	1	$73,516	0.01%
300,001—400,000	134	51,361,753	6.55
400,001—500,000	313	142,622,597	18.18
500,001—600,000	257	142,176,978	18.12
600,001—700,000	141	91,644,507	11.68
700,001—800,000	83	62,649,451	7.99
800,001—900,000	58	49,860,400	6.36
900,001—1,000,000	64	62,540,254	7.97
1,000,001—1,100,000	19	20,214,500	2.58
1,100,001—1,200,000	19	21,990,800	2.80
1,200,001—1,300,000	16	20,124,461	2.57
1,300,001—1,400,000	9	12,446,000	1.59
1,400,001—1,500,000	30	44,472,281	5.67
1,500,001—1,600,000	3	4,608,125	0.59
1,600,001—1,700,000	4	6,624,300	0.84
1,700,001—1,800,000	1	1,745,000	0.22
1,800,001—1,900,000	3	5,614,500	0.72
1,900,001—2,000,000	2	3,950,000	0.50
2,000,001—2,100,000	4	8,222,500	1.05
2,100,001—2,200,000	2	4,312,500	0.55
2,200,001—2,300,000	2	4,460,000	0.57
2,300,001—2,400,000	1	2,307,500	0.29
2,400,001—2,500,000	6	14,865,000	1.90
2,500,001 >=	2	5,544,500	0.71
Total	1,174	$784,431,423	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001—4.250	4	$3,017,460	0.38%
4.251—4.500	9	5,665,559	0.72
4.501—4.750	19	11,059,275	1.41
4.751—5.000	117	75,366,370	9.61
5.001—5.250	239	158,130,395	20.16
5.251—5.500	293	194,473,751	24.79
5.501—5.750	313	211,832,404	27.00
5.751—6.000	157	108,933,625	13.89
6.001 >=	23	15,952,585	2.03
Total	1,174	$784,431,423	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.751—2.000	1	$360,000	0.05%
2.001—2.250	277	185,318,068	23.62
2.251—2.500	52	29,072,028	3.71
2.501—2.750	759	521,422,145	66.47
2.751—3.000	82	45,808,183	5.84
3.001—3.250	3	2,451,000	0.31
Total	1,174	$784,431,423	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.001—9.250	4	$3,017,460	0.38%
9.251—9.500	9	5,665,559	0.72
9.501—9.750	19	11,014,275	1.40
9.751—10.000	118	76,534,070	9.76
10.001—10.250	238	157,156,895	20.03
10.251—10.500	292	193,313,551	24.64
10.501—10.750	313	212,093,404	27.04
10.751—11.000	157	108,672,625	13.85
11.001 >=	24	16,963,585	2.16
Total	1,174	$784,431,423	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,174	$784,431,423	100.00%
Total	1,174	$784,431,423	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,174	$784,431,423	100.00%
Total	1,174	$784,431,423	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,174	$784,431,423	100.00%
Total	1,174	$784,431,423	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341—350	2	$1,132,267	0.14%
351—360	1,172	783,299,157	99.86
Total	1,174	$784,431,423	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	260	$180,105,153	22.96%
1—6	910	601,796,004	76.72
7—12	4	2,530,267	0.32
Total	1,174	$784,431,423	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
49	1	$583,000	0.07%
50	1	549,267	0.07
51	1	934,000	0.12
53	1	464,000	0.06
54	1	824,602	0.11
55	3	1,856,000	0.24
56	6	3,945,210	0.50
57	44	29,667,038	3.78
58	245	157,695,475	20.10
59	611	407,807,679	51.99
60	260	180,105,153	22.96
Total	1,174	$784,431,423	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	5	$2,073,516	0.26%
21—25	3	1,680,000	0.21
26—30	11	6,674,000	0.85
31—35	10	9,932,923	1.27
36—40	25	17,527,500	2.23
41—45	26	16,967,004	2.16
46—50	45	38,889,179	4.96
51—55	42	28,955,728	3.69
56—60	76	62,417,011	7.96
61—65	142	119,421,806	15.22
66—70	203	146,836,543	18.72
71—75	232	139,589,811	17.80
76—80	346	188,949,906	24.09
81—85	2	919,000	0.12
86—90	3	1,247,300	0.16
91—95	3	2,350,196	0.30
Total	1,174	$784,431,423	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620—639	7	$3,443,084	0.44%
640—659	19	11,334,669	1.44
660—679	44	28,705,046	3.66
680—699	133	90,093,845	11.49
700—719	206	128,436,119	16.37
720—739	198	132,455,411	16.89
740—759	188	132,749,731	16.92
760—779	188	124,712,907	15.90
780—799	140	98,730,055	12.59
800 >=	51	33,770,558	4.31
Total	1,174	$784,431,423	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced	811	$559,271,074	71.30%
Full	363	225,160,349	28.70
Total	1,174	$784,431,423	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	1,077	$733,412,457	93.50%
No	97	51,018,966	6.50
Total	1,174	$784,431,423	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	1,096	$733,474,217	93.50%
Second Home	75	48,386,207	6.17
Investor	3	2,571,000	0.33
Total	1,174	$784,431,423	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	1	$1,011,000	0.13%
Condo	165	92,542,656	11.80
Co-op	14	8,870,250	1.13
Single Family	988	678,135,717	86.45
Townhouse	6	3,871,800	0.49
Total	1,174	$784,431,423	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	426	$281,668,044	35.91%
Refi—Cash Out	514	342,404,190	43.65
Refi—No Cash Out	234	160,359,189	20.44
Total	1,174	$784,431,423	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	847	$572,335,228	72.96%
1 Yr LIBOR	327	212,096,196	27.04
Total	1,174	$784,431,423	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,157	$772,811,123	98.52%
12	3	2,608,000	0.33
30	4	2,126,000	0.27
36	10	6,886,300	0.88
Total	1,174	$784,431,423	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	16	$12,269,463	1.56%
CA	792	532,331,073	67.86
CO	9	8,961,250	1.14
CT	38	26,203,525	3.34
DC	3	1,415,534	0.18
DE	1	566,250	0.07
FL	37	24,974,339	3.18
GA	3	2,160,000	0.28
HI	1	660,000	0.08
ID	2	1,608,000	0.20
IL	25	14,051,363	1.79
IN	2	1,173,450	0.15
MA	18	10,050,392	1.28
MD	6	3,195,519	0.41
ME	3	1,434,550	0.18
MI	3	1,352,512	0.17
MN	2	826,000	0.11
MO	1	398,240	0.05
MT	2	1,301,250	0.17
NC	3	2,020,520	0.26
NH	1	639,299	0.08
NJ	31	19,578,090	2.50
NV	14	9,656,400	1.23
NY	77	53,969,453	6.88
OH	2	1,990,000	0.25
OK	1	494,815	0.06
OR	8	4,296,920	0.55
PA	5	2,880,079	0.37
RI	1	400,000	0.05
SC	1	472,000	0.06
TX	1	855,000	0.11
UT	5	2,831,463	0.36
VA	18	10,735,477	1.37
WA	41	28,259,197	3.60
WI	1	420,000	0.05
Total	1,174	$784,431,423	100.00%